[Ciena Logo]        [Cyan Logo]

Press Contacts:    Nicole Anderson
Ciena Corporation
(410) 694–5786
pr@ciena.com

Joe Cumello
Cyan Inc.
(410) 227-7487
joe.cumello@cyaninc.com

Investor Contacts:    Gregg Lampf
Ciena Corporation
+1 (410) 694-5700
ir@ciena.com

Maria Riley
The Blueshirt Group
(707) 283-2850
ir@cyaninc.com

FOR IMMEDIATE RELEASE

Ciena and Cyan, Inc. Announce Termination of Hart-Scott-Rodino
Waiting Period for Ciena’s Acquisition of Cyan

Hanover, Md. and Petaluma, Ca. – June 16, 2015 – Ciena® Corporation (NYSE:CIEN) and Cyan, Inc. (NYSE: CYNI), today announced that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) has been granted, effective June 15, 2015, for Ciena’s planned acquisition of Cyan.
Expiration of the waiting period under the HSR Act satisfies one of the conditions necessary for the consummation of the merger. The transaction remains subject to other closing conditions, including certain approvals of Cyan stockholders at its annual meeting currently expected to be held on Friday, July 31, 2015. The parties continue to expect that this transaction will close during the third quarter of calendar year 2015.
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About Ciena
Ciena (NYSE: CIEN) is the network specialist. We collaborate with customers worldwide to unlock the strategic potential of their networks and fundamentally change the way they perform and compete. Ciena leverages its deep expertise in packet and optical networking and distributed software automation to deliver solutions in alignment with its OPn architecture for next-generation networks. We enable a high-scale, programmable infrastructure that can be controlled and adapted by network-level applications, and provide open interfaces to coordinate computing, storage and network resources in a unified, virtualized environment. For updates on Ciena news, follow us on Twitter @Ciena or on LinkedIn http://

www.linkedin.com/company/ciena. Investors are encouraged to review the Investors section of our website at www.ciena.com/investors, where we routinely post press releases, SEC filings, recent news, financial results, and other announcements. From time to time we exclusively post material information to this website along with other disclosure channels that we use.
About Cyan
Cyan (NYSE: CYNI) enables network transformation. The company’s SDN, NFV, and packet-optical solutions deliver orchestration, agility, and scale to networks, that until now, have been static and hardware driven. Serving carriers, enterprises, governments, and data centers globally, Cyan’s open platforms provide multi-vendor, multi-layer control and visibility to network operators, making service delivery more efficient and profitable. Cyan solutions include the award-winning Blue Planet software and N-Series hyperscale and Z-Series packet-optical hardware platforms. For more information, please visit www.cyaninc.com or follow Cyan on Twitter at www.twitter.com/CyanNews.
Cautionary Statement Regarding Forward Looking Statements
This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to Ciena Corporation (“Ciena”) or Cyan (“Cyan”), the management of either such company or the proposed transaction between Ciena and Cyan, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Ciena and Cyan undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the networking industry, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents Ciena and Cyan have filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the possibility that (1) Ciena and Cyan may be unable to obtain stockholder approvals required for the proposed transaction; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Ciena and Cyan or such integration may be more difficult, time-consuming or costly than expected; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction, including difficulties in maintaining relationships with customers or retaining key employees; (6) the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; or (7) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by Ciena and Cyan. Neither Ciena nor Cyan gives any assurance that either Ciena or Cyan will achieve its expectations.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Ciena and Cyan described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. All forward-looking statements included in this document are based upon information available to Ciena and Cyan on the date hereof, and neither Ciena nor Cyan assumes any obligation to update or revise any such forward-looking statements.
Additional Information and Where to Find It
This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this press release in any jurisdiction in contravention of applicable law. This document relates to a proposed transaction between Cyan and Ciena, which is the subject of a registration statement filed with the SEC by Ciena, which includes a preliminary proxy statement/prospectus. Cyan will deliver a definitive proxy statement/prospectus to Cyan stockholders. This document is not a substitute for the registration statement and joint proxy statement/prospectus that Ciena has filed with the SEC or any amendment thereto or other documents that Cyan or Ciena may file with the SEC or send to stockholders in connection with the proposed transaction. Before making any voting decision, investors and security holders are urged to read the registration statement, joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction and related matters.
Investors and security holders are able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Cyan or Ciena through the website maintained by the SEC at www.sec.gov.
In addition, investors and security holders are able to obtain free copies of the registration statement, proxy statement/prospectus, and any amendment thereto once it is filed, from Cyan by accessing Cyan’s website at investor.cyaninc.com/investors/default.aspx or upon written request to ir@cyaninc.com.
Participants in Solicitation
Ciena, Cyan and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Cyan’s stockholders in connection with the proposed transaction. Information regarding Cyan’s directors and executive officers is contained in the proxy statement for Cyan’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on June 4, 2015, as amended. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Cyan’s website at investor.cyaninc.com/investors/sec-filings/default.aspx. Information regarding Ciena’s executive officers and directors is contained in the proxy statement for Ciena’s 2015 Annual Meeting of Stockholders filed with the SEC on February 11, 2015. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Ciena’s website atwww.ciena.com. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction. You may obtain free copies of this document as described in the preceding paragraph.